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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported)  July 30, 2001


                     Structured Asset Securities Corporation
                     ---------------------------------------

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                             333-58562-02               74-2440858
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(State or Other Jurisdiction          (Commission              (IRS Employer
of Incorporation)                     File Number)           Identification No.)


 101 Hudson Street, Jersey City, New Jersey                       07302
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (201) 524-4000
                                                    --------------


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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.
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         On July 27, 2001, a prospectus supplement was filed with the SEC, pursuant to Rule 424(b)(5), in the name of Structured Asset Securities Corporation with respect to the LB-UBS Commercial Mortgage Trust, SEC Registration File No. 333-58562-02, CIK No. 0001144837, reflecting that a single series of commercial mortgage pass-through certificates would be issued, entitled LB-UBS Commercial Mortgage Trust 2001-C3, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 (the "Certificates"), with the approximate total principal balance at initial issuance of the registered classes, Class A-1, Class A-2, Class B, Class C and Class D (the "Registered Classes"), to be equal to $1,249,578,000.00; the Certificates representing an interest in pool of mortgage loans with an initial mortgage pool balance of approximately $1,382,342,368. In fact, as described below, the total principal balance of the Registered Classes at initial issuance was only $1,248,096,000, a decrease from that reflected in the prospectus supplement filed on July 27, 2001.

         On August 14, 2001, a Form 8K was filed with the SEC in the name of Structured Asset Securities Corporation with respect to the LB-UBS Commercial Mortgage Trust, SEC Registration File No. 333-58562-02, CIK No. 0001144837, reflecting that the Registered Classes of Certificates, in the aggregate principal amount of $1,248,096,000, were issued on July 30, 2001 pursuant to a pooling and servicing agreement in the form attached as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent; the Certificates representing an interest in pool of mortgage loans with an initial mortgage pool balance of approximately $1,380,748,715. The Registered Classes of Certificates were sold to Lehman Brothers Inc., UBS Warburg LLC and Bear, Stearns & Co. Inc. (collectively, the "Underwriters") pursuant to an underwriting agreement (attached as Exhibit 1.1 to the Form 8K) between the Registrant and the Underwriters.

         It should be noted that the aggregate amount of the Registered Classes of Certificates issued on July 30, 2001, pursuant to the Pooling and Servicing Agreement which was filed on August 14, 2001, was less than the amount indicated on the final prospectus supplement filed on July 27, 2001 because a mortgage loan was removed from the mortgage pool after the final prospectus was printed and prior to the issuance of the Certificates. Due to such change in the composition of the mortgage pool, the aggregate certificate principal balance of the Registered Classes of the LB-UBS Commercial Mortgage Pass-Through Certificates, Series 2001-C3 was decreased from $1,249,578,000.00 (as reflected in the prospectus supplement) to $1,248,096,000 and the initial mortgage pool balance constituting the assets of the LB-UBS Commercial Mortgage Trust was decreased from $1,382,342,368 to $1,380,748,715.

Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  November 14, 2001


                                         STRUCTURED ASSET SECURITIES
                                           CORPORATION


                                           By: /s/ Felicity Fridman
                                               ---------------------
                                               Name:  Felicity Fridman
                                               Title:














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